

HUDSON PACIFIC PROPERTIES

Investor Presentation | June 30, 2018

Forward-Looking Statements and Non-GAAP Financial Measures

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue, net operating income, funds from operations, discounts to net asset values and other selected financial information. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "could," "should," "expect," "anticipate," "outlook," "estimate," "projected," "target," "continue," "intend," "believe," "seek," or "assume," and variations of such words and similar expressions are intended to identify such forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Northern and Southern California and the Pacific Northwest; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. You are cautioned that the information contained herein speaks only as of the date hereof and we assume no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 16, 2018. In this presentation, we rely on and refer to information and statistical data regarding the industry and the sectors in which we operate. This information and statistical data is based on information obtained from various third-party sources, and, in some cases, on our own internal estimates. We believe that these sources and estimates are reliable, but have not independently verified them and cannot guarantee their accuracy or completeness.

USE OF NON-GAAP FINANCIAL MEASURES AND OTHER DEFINITIONS

This presentation contains certain non-GAAP financial measures within the meaning Regulation G and other terms that have particular definitions when used by us. The definitions of these non-GAAP financial measures and other terms may differ from those used by other REITs and, accordingly, may not be comparable. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measure are either included in the Appendix hereto or in our Supplemental Operating and Financial Data report for the quarter ended June 30, 2018.

Glossary of Terms

ABR: ANNUALIZED BASE RENT
Annualized cash rents before abatements under commenced leases, excluding tenant reimbursements

RENT SPREADS
Initial rents on new and renewal leases compared to expiring rents for same space

NOI: NET OPERATING INCOME
Rental income less rental expenses[1]

STABILIZED YIELD
Quotient of NOI and property investment once project has reached stabilization

FFO: FUNDS FROM OPERATIONS
Typical measurement used to assess REIT performance, similar to EPS with adjustments for depreciation and other items[1]

FFO MULTIPLE
Share price divided by FFO per share

TOTAL CAPITALIZATION
Sum of total debt, Series A preferred units, Series B preferred stock and aggregate market value of outstanding common equity[1]

GROSS REAL ESTATE ASSETS
Book value of real estate assets, excluding depreciation and amortization, plus deferred leasing costs and acquired lease intangibles, net

NET DEBT
Total debt, excluding unamortized loan premiums and deferred financing costs, less cash and cash equivalents

SECURED DEBT
Debt secured by first-priority deed of trust liens on properties

STABILIZED PROPERTIES
Office properties that have reached 92% occupancy since the date acquired or place under (re)development, excluding (re)development, held-for-sale and land assets

LEASE-UP PROPERTIES
Office properties that have not reached stabilization, excluding (re)development, held-for-sale and land assets

IN-SERVICE PROPERTIES
Stabilized and lease-up office properties

1) See Appendix (p.37) for expanded definitions.

Specialize in Owning and Enhancing High-Quality Office and Studio Properties in Select West Coast Markets

- Value creation through leasing, redevelopment of operating assets and development of ancillary sites
- Portfolio located in high-barrier office and studio markets poised for outsized growth, and more resilient through cycles
- Tenancy comprised of blue-chip and growth companies—the majority in tech, media and entertainment
- Strong balance sheet with exceptional flexibility and capital access
- Attractive valuation with a significant opportunity for growth



Hudson Pacific

at a Glance

NYSE: HPP

INVESTMENT GRADE COMPANY

17.2M
SQUARE FEET[2]

50
OFFICE PROPERTIES

3
STUDIO PROPERTIES

2006
FOUNDED IN

2010
INITIAL PUBLIC OFFERING

88%
5-YEAR TOTAL SHAREHOLDER RETURN[3]

$8.0B
TOTAL MARKET CAP[3,4]

$701M
ANNUALIZED REVENUE[5]

29.4%
DEBT[6] / TOTAL MARKET CAP[4]

2.8%
DIVIDEND YIELD[7]

1| As of 6/30/18. 2) Square footage includes office, studio and land assets. Land square footage represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 3) Data provided by FactSet and as of 6/30/18 and based on closing price of $35.43. 4| Market cap based on closing price of $35.43 and includes common stock and operating partnership units. 5| Represents Q2 '18 total revenue annualized. 6| Debt includes pro-rata share of indebtedness for joint venture assets. 7| Dividend yield calculated as Q2 '18 dividend of $0.25 annualized divided by the 6/30/18 closing price of $35.43.

Contents



Section 1:
Our Business Model



Portfolio Spans the Most Dynamic West Coast Office Markets

SILICON VALLEY: 8.3 MILLION S.F. | 49 % of ABR

LOS ANGELES: 3.9 MILLION S.F. | 16 % of ABR

HOLLYWOOD: 3 STUDIOS | 7 % of ABR



WASHINGTON
OREGON
CALIFORNIA

SEATTLE: 1.5 MILLION S.F. | 8 % of ABR

SAN FRANCISCO: 2.3 MILLION S.F. | 20 % of ABR

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions. Square footage includes office (both in-service and development and redevelopment properties), studio and land assets.

HUDSON PACIFIC PROPERTIES

Capital Discipline Facilitates Strategic Growth

- $1.9 billion of public equity raised exclusively to fund transactions
- 25% average Net Debt / Gross Assets, while growing Gross Assets 11x
- Investment grade credit rated: Moody's (Baa3), S&P (BBB-), Fitch (BBB-)



Gross RE Assets
($ in Billions)
Consolidated Net Debt /
Gross Assets
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$0.6
$1.1
$1.4
$1.9
$2.4
$6.5
$6.6
$7.4
$7.2
1%
17%
17%
28%
35%
31%
31%
35%
32%
Q2 '10 (IPO)
Q2 '11
Q2 '12
Q2 '13
Q4 '14
Q2 '15
Q2 '16
Q2 '17
Q2 '18

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures.

Balance Sheet Enables Excellent Capital Access and Liquidity

Low Leverage—29% Debt / Equity Market Cap[2]


29%
71%
Total Equity Market Cap
Total Debt

Minimal Exposure to Interest Rate Volatility[3,4]


9%
91%
Fixed Rate Debt
Floating Rate Debt

$770 Million of Untapped Liquidity


$252
$58
$460
Undrawn Cash Revolver
Cash
Sunset Gower/Bronson Loan

Few Real Estate Assets Collateralize Debt[3]


14%
86%
Unsecured Debt
Secured Debt

HUDSON PACIFIC PROPERTIES

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. 2) Market cap based on closing price of $35.43 and includes common stock and operating partnership units. 3) Debt includes pro-rata share of indebtedness for joint venture assets. 4) Certain indebtedness is subject to interest rate contracts to swap floating rate interest to fixed rate interest.

Leasing Expertise Drives Office Occupancy and Rents

+ 11.2 million square feet leased at 43% GAAP and 31% Cash Rent Spreads since 2010 IPO
+ Stabilized and In-Service Office Portfolios 93.6% and 89.7% leased, respectively

	% LEASED AT		CHANGE (BPS)	ANNUALIZED BASE RENT AT		CHANGE (%)
	Acquisition Date (Various)	6/30/18		Acquisition Date (Various)	6/30/18	
LOS ANGELES	49%	92%	4,308	$34	$49	41%
SAN FRANCISCO	81%	95%	1,338	$23	$50	122%
SILICON VALLEY	86%	86%	47	$41	$49	18%
SEATTLE	77%	94%	1,722	$24	$30	26%

1) As of 6/30/18 for in-service office properties only. Leased percentage and ABR at acquisition calculated as the weighted average as of the last day of the first quarter following acquisition. Excludes 9300 Wilshire, which was held for sale as of 6/30/18. See Glossary of Terms (p.3) for definitions.

Operating Expertise Improves Studio Occupancy and Cash Flow

+ Full-year Studio Same-Store Cash NOI increased 56% from 2010 to 2017—23% growth year-over-year[2]
+ 41% of stage/production office square footage now under long-term lease (3 or more years)[3]



Studio Same-Store Cash NOI Growth 2010-2017
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
56%
$14.3M
$22.4M
2010
2017

1) As of 6/30/18. 2) Year-over-year growth compares Same-Store Studios Cash NOI for the six months ended 6/30/18 versus the same period a year ago. Same-Store Studios include Sunset Gower and Sunset Bronson. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. 3) Includes Sunset Gower, Sunset Bronson and Sunset Las Palmas Studios.

Conservative Approach to (Re)Development

+ Focus on creating value through leasing, less capital intensive repositionings and redevelopment
+ Historical project costs average approximately 5% of Total Market Cap



Project Costs as % of Total Market Cap
Market Cap ($ Billions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
7%
5%
5%
4%
7%
4%
5%
5%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Est. Project Costs
Total Market Cap

1) As of 6/30/18. Estimated project costs based on management estimates as of the last day of the respective period and exclude capitalized interest, personnel costs and operating expenses. Total market cap based on the closing stock price as of the last day of the respective period.

HUDSON PACIFIC PROPERTIES

Invest Strategically to Transform Underperforming Assets

$400+ Million Invested

7.7% Weighted Avg. Stabilized Yield

$220 Million of Estimated Value Creation



Vacant warehouse redeveloped as Class A office; 100% leased to Github

275 BRANNAN
SAN FRANCISCO



Vacant warehouses redeveloped as Class A, LEED Gold office; 100% leased to Riot Games

ELEMENT LA
WEST L.A



Vacant warehouse redeveloped as Class A office; 100% leased to Deluxe Media

3401 EXPOSITION
SANTA MONICA



Vacant factory redeveloped as Class A, LEED Silver office; 100% leased to Honey Science Corp.

FOURTH & TRACTION
L.A. ARTS DISTRICT

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions. 2) Calculations are a weighted average for 275 Brannan, Element LA, 3401 Exposition, Fourth & Traction (lease signed 7/28/18) and 12655 Jefferson (sold). Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization. Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses capitalized. Actual value creation may differ materially from estimates. See Appendix (p.36) for additional calculation details.

HUDSON PACIFIC PROPERTIES

Develop Best-In-Class Office Environments for Leading Companies

Focus on Ancillary Sites Adjacent to Operating Assets Allows for Lower Basis and Outsized Returns



115,000 S.F. of Class A office replaced dated, low-rise buildings at Sunset Gower; 100% leased to Technicolor as North American HQ

9.2% Stabilized Yield

$44 Million of Estimated Value Creation


NETFLIX

327,000 S.F. pf Class A, LEED Gold office replaced former parking lot at Sunset Bronson; 100% leased to Netflix as L.A. HQ

10.2% Stabilized Yield

$152 Million of Estimated Value Creation

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions. 2) Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization (Technicolor includes land). Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses. Actual value creation may differ materially from estimates. See Appendix (p.36) for additional calculation details.

HUDSON PACIFIC PROPERTIES

Committed to Sustainable Building Design and Operations

ENERGY STAR

44 Energy Star-Labeled Buildings

89 Average Energy Star Rating (Top 10% for Energy Efficiency)

17% Energy Star Improvement from 2015 to 2017

100% of Office Portfolio Benchmarked in Energy Star's Portfolio Manager

U.S. GREEN BUILDING COUNCIL USGBC

23% of Office S.F. LEED Certified (Gold, Silver, or Platinum)

100% of New Developments Obtained/Pursuing LEED Certification

Exceptional Execution Generates Significant Cash Flow Growth

FFO per Share Grew 84% from 2011 to 2017



$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
84%
$1.99
$1.08
2011
2017

1) FFO per share results represent full-year FFO per share growth from 2011 to 2017 and excludes specified items. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures.

5-Year Total Shareholder Return Outperforms Most Office REITs

88% Total Return from June 2013 to June 2018



95.0%
85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
15.0%
5.0%
-5.0%
-15.0%
Jun-2013
Oct-2013
Feb-2014
Jun-2014
Oct-2014
Feb-2015
Jun-2015
Oct-2015
Feb-2016
Jun-2016
Oct-2016
Feb-2017
Jun-2017
Oct-2017
Feb-2018
Jun-2018
HPP
88%
S&P 500
69%
RMZ USA
21%

1) As of 6/30/18. Data provided by FactSet and as of 6/30/18 and based on closing price of $35.43.

Section 2:

Our Portfolio




TRAILER PARK





Los Angeles Market Snapshot

Unique Office and Studio Holdings in Leading Creative Markets


1
604 Arizona


2
Element LA


3
3401 Exposition


4
11601 Wilshire


5
9300 Wilshire[4]


6
10900 Washington


7
10950 Washington


8
Del Amo


9
6922 Hollywood


Topanga State Park
Hollywood Hills
101
Los Feliz
5
Silver Lake
Hollywood
West Hollywood
Bel Air
Century City
405
Westwood
2
Beverly Hills
Mid - Wilshire
Brentwood
West LA
10
Downtown LA
Santa Monica
South Bay
Culver City

OFFICE MARKET DRIVERS

- **Streaming networks:** Netflix, Amazon, Google establishing significant foothold to access talent
- **Production increase:** Networks spent over $60 billion on content creation in 2017[1]
- **Maturing tech sector:** 'Silicon Beach' expands to Hollywood, Downtown; $21 billion (#5) of VC investment since 2010[2]
- **Limited new supply:** Only 5.5 million S.F. (7.4% of supply) of new office construction delivered since 2010[3]


10
Sunset Gower Studios


11
6040 Sunset


12
Sunset Bronson Studios


13
ICON + CUE


14
EPIC


15
Sunset Las Palmas Studios


16
Harlow


17
Fourth & Traction


18
MaxWell

1) MoffettNathanson/Recode. Includes original and acquired programming. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017. 3) Provided by CBRE data as of 8/14/18. Data included for Hollywood, Downtown L.A. and West L.A. submarkets. 4) 9300 Wilshire was sold on 4/10/18.

Silicon Valley Market Snapshot

Largest Institutionally Held Office Portfolio with Lease-up Opportunities


1

Metro Center


6

Towers at Shores Center


2

Peninsula Office Park[4]


7

Skyway Landing


3

ShoreBreeze


8

Page Mill Hill


4

333 Twin Dolphin


9

Clocktower Square


5

555 Twin Dolphin


10

Palo Alto Square


11

Page Mill Center


Burlingame
San Mateo
Foster City
Belmont
San Carlos
Redwood City
Emerald Hills
Atherton
Palo Alto
Woodside
Stanford
Portola Valley
Mountain View
Loyola
Sunnyvale
Santa Clara
San Jose
Milpitas
Fremont
Newark
Union City
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21

OFFICE MARKET DRIVERS

- Deep talent pool: Proximity to Stanford University—47% have bachelor's degree or higher[1]
- Capital infusion: $43 billion of VC investment since 2010[2]; 150 firms spent $95 billion on R&D in 2016[3]
- Large public tech companies: Google, Apple, Cisco, Oracle and Intel are top 5 employers[3]
- Innovation outposts: Growing presence of large, non-tech companies (Walmart, Verizon, Ford, GE)


12

3167 Porter


18

Metro Plaza


13

3400 Hillview


19

Concourse


14

Foothill Research Center


20

1740 Technology


15

Techmart


21

Skyport Plaza + Land


16

Campus Center + Land


17

Gateway Place

HUDSON PACIFIC PROPERTIES

1) U.S. Census Bureau, *American Community Survey*, 2016. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017 (reflects San Jose MSA). 3) Eastdil Secured, *Silicon Valley Market Update*, March 2018. 4) Peninsula Office Park Buildings 1-5 and 7 were sold on 7/27/18.

San Francisco Market Snapshot

Fully Leased, Iconic Office Assets in Prime Locations


Financial District
Nob Hill
Bush Street
Market Street
Mission Street
Spear Street
Rincon Hill
2nd Street
Tenderloin
South Beach
Civic Center
Mid-Market
5th Street
US 101
Mission Street
South of Market
China Basin
10th Street
80
280
Mission Bay
1
2
3
4
5
6


1
Rincon Center I & II


4
275 Brannan


2
901 Market


5
625 Second


3
875 Howard


6
1455 Market

OFFICE MARKET DRIVERS

+ Deep talent pool: 57% bachelor's degree or higher[1]
+ Capital infusion: $101 billion (#1) of VC investment since 2010[2];
+ Urban sensibility: Tech companies expanding into the city to augment Silicon Valley HQ (Google, Facebook, Yahoo, Cisco)
+ Limited new supply: Prop M caps annual office construction project completions at 950,000 S.F.

1) U.S. Census Bureau, *American Community Survey*, 2016. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017 (reflects San Francisco MSA).

Seattle Market Snapshot

Growing Office Foothold in Transforming Urban Markets


1
411 First


4
450 Alaskan


7
Hill7


2
83 King


5
95 Jackson


8
Northview Center


3
505 First


6
Met Park North

OFFICE MARKET DRIVERS

- Deep talent pool: 63% bachelor's degree or higher; 1,000 people moving to Seattle each week[1]
- Capital infusion: $8 billion (#7) of VC investment since 2010; U. of Washington spends $1+ billion (#4) on R&D annually[2]
- Blue-chip growth companies: Global HQ for Starbucks, Microsoft, Amazon (footprint increased nearly 8X since 2007)[3]
- Company in-migration: Facebook, Google, HBO, Staples opened hubs to access talent



8 Lynnwood
Denny Way
Boren Ave
Howell St
Stewart St
Olive Ave
Bell Town
Pike Place Market
First Hill
E Madison St
12th Ave
James St
Downtown
1st Ave
James St
Broadway
E Yesler Way
Pioneer Square
S Jackson St
King St
1st Ave South
4th Ave South
12th Ave South
1
2
3
4
5
6
7

1) U.S. Census Bureau, *American Community Survey*, 2016, U.S. Department of Education; Colliers International, *Seattle Office Update*, 6/30/18. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017; BestColleges.com, 2018. 3) Colliers International, *Seattle Office Update*, 6/30/18.

Tenancy Comprised of Leading Blue-Chip and Growth Companies

15 Largest Tenants

% ABR

Tenant	Detail	% ABR
Google	NASDAQ : $784B	6.5%
NETFLIX	NASDAQ : $157B	4.3%
Riot Games	(Tencent - 700:HK)	3.3%
UBER	$62B Post-$ Valuation	3.2%
Qualcomm	NASDAQ : $96B	2.7%
salesforce	NASDAQ : $108B	2.6%
Square	NASDAQ : $28B	2.3%
Stanford University	$25B Endowment	2.2%
NUTANIX	NASDAQ : $9B	2.0%
GSA	U.S. Government	1.7%
EMC²	(Dell)	1.6%
NETSUITE	(Oracle - ORCL)	1.6%
NFL	$80B+ Valuation	1.4%
Bank of America	NASDAQ : $316B	1.4%
Regus	(IWG Plc - IWG:LN)	1.2%

38% TOTAL



HUDSON PACIFIC PROPERTIES

1) As of 6/30/18. Public company market cap data as of 8/9/18. Uber, Stanford University and NFL valuations based on current management estimates. See Glossary of Terms (p.3) for definitions.

Tenant Concentration in Tech, Media and Entertainment

Portfolio Industry Composition (% of ABR)


TECHNOLOGY: 40%
MEDIA & ENTERTAINMENT: 15%
LEGAL: 9%
BUSINESS SERVICES: 8%
FINANCIAL SERVICES: 8%
RETAIL: 4%
OTHER: 16%
40%
15%
9%
8%
8%
4%
16%

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions.

Public and Mature Companies Dominate Tech Tenancy

- 10% of tech ABR attributable to private companies in business less than 10 years (excludes Uber)
- Only 5 tenants contribute more than 5% of tech ABR: Google, Uber, Qualcomm, Salesforce, Square
- More than half of tech ABR comprised of tenants contributing less than 5%



Tech Composition by Public / Private & Age
(as % of Tech ABR)
27%
10%
63%
Private < 10 Yrs. (Excl. Uber)
Private > 10 Yrs. (+Uber)
Public



Tech Composition by % Contribution to Tech ABR
(as % of Tech ABR)
32%
43%
25%
<1%
>1% and < 5%
> 5%

1) As of 6/30/18. See Glossary of Terms (p.3) for definitions.

Facilities and Expertise Draw Media and Entertainment Users

+ Own/operate Sunset Studios—largest collection of independent studios in Hollywood and U.S.
+ 1.3 million S.F. of existing/under construction Class A office space adjacent to stages
+ Deep relationships with traditional and streaming networks (e.g., Netflix, ABC/Disney, CBS, Amazon, HBO)

Sunset GOWER STUDIOS



12 Stages 565,000 S.F.
Clients: Technicolor HQ, ABC, Netflix, Amazon, HBO

Sunset BRONSON STUDIOS



10 Stages 308,000 S.F.
Clients: Netflix HQ, KTLA, CBS, Showtime

Sunset LAS PALMAS STUDIOS



15 Stages 373,000 S.F.
Clients: MTV, Disney, Comedy Central, Netflix

1) As of 6/30/18. Clients representative of both historical and current tenancy.

HUDSON PACIFIC PROPERTIES

Section 3:

Our Opportunity






NORDSTROM rack
NORDSTROM rack



Net Operating Income Growth Driver: Lease-Up of Office Acquisitions and Delivered (Re)Developments

Existing In-Service Lease-Up Portfolio

Region	Properties	Square Feet	% Leased	Submarket % Occupancy[2]
Silicon Valley	5	2,216,721	78.4%	86.4%
Seattle	2	202,633	69.4%	92.7%
Total	7	2,419,354	77.7%	86.9%

New Leasing Strategies



Strategic Upgrades



Substantial Repositioning



HUDSON PACIFIC PROPERTIES

1) Existing In-Service Lease-Up Portfolio as of 6/30/18, excluding Hill7 and CUE, which were 100% leased, and Techmart and 11601 Wilshire, which were over 92% leased. Also excludes Fourth & Traction, which was 100% leased as of 7/28/18. See Glossary of Terms (p.3) for definitions. 2) Occupancy data provided by CBRE as of 6/30/18 and calculated based on a weighted average of applicable submarkets by region.

Net Operating Income Growth Driver: Re-Leasing Office Space at Substantially Higher Rents

15% Mark-to-Market on 2018 and 2019 Expirations
15% Mark-to-Market on In-Place Leases



Mark-to-Market Rent Growth: 2018 & 2019 Expirations
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
15%
$38.15
$43.78
23%
$29.46
$36.34
18%
$58.65
$69.28
14%
$50.09
$57.21
Los Angeles
203,201 Exp. S.F.
Seattle
189,357 Exp. S.F.
San Francisco
262,517 Exp. S.F.
Silicon Valley
1,314,861 Exp. S.F.
Expiring Rent
Market Rent

1) Remaining 2018 and 2019 expirations as of 6/30/18. Market rent statistics provided by CoStar and REIS. See Glossary of Terms (p.3) for definitions.

HUDSON PACIFIC PROPERTIES

Net Operating Income Growth Driver:
Building Pipeline of (Re)Development Projects

Under Construction

505,215 S.F. in Los Angeles

Potential Future Projects

2.6 million S.F.—51% in Los Angeles, 49% in Silicon Valley

Over 800,000 S.F. of studio-adjacent opportunities[2]

Under-Construction Projects To Produce Estimated Weighted Avg. 7.0% Stabilized Yield[3]



EPIC

(Hollywood)



Maxwell

(L.A. Arts District)


Harlow

Harlow

(Hollywood)

HUDSON PACIFIC PROPERTIES

1) As of 6/30/18 See Glossary of Terms (p.3) for definitions. 2) Land square footage represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 3) Calculated as the weighted average of the stabilized yield for each under construction project. Initial stabilized yield calculated as the quotient of estimated NOI and total project cost upon stabilization.

Net Operating Income Growth Driver:
Enhancing Facilities and Operations at Sunset Las Palmas Studios

- Investing $5 million to improve facilities and optimize stage and support space mix
- Increasing stage occupancy from 78% to 90-95% by closing multi-year, multi-stage production deals
- Increasing below-market production office rates by 10% coincident with improved client experience


2



HUDSON PACIFIC PROPERTIES

Favorable Valuation Relative to Other West Coast Office REITs

HPP Trades at a Significant Discount

	HPP	Pure Peers
Current FFO Multiple	18.6x	20.5x
Forward FFO Multiple	16.7x	19.2x

Analyst Coverage Reinforces HPP's Unrealized Value

	HPP	Pure Peers
NAV Premium (Discount)	(13.3%)	(4.8%)



1) As of 6/30/18, including closing stock price of $35.43. Pure peers include other pure-play West Coast Office REITS Kilroy Realty Corporation and Douglas Emmett. Current and forward FFO multiples based on 2017 and 2018 FFO consensus estimates, respectively. NAV consensus premium (discount) represents the delta between closing stock price and consensus NAV. See Glossary of Terms (p.3) for definitions.

HUDSON PACIFIC PROPERTIES

HPP Offers a Compelling Investment Opportunity

Exceptional track record of unlocking value through leasing, redevelopment and development of ancillary sites

Blue-chip tenants in high-growth West Coast markets and industries, like technology, media and entertainment

Strong balance sheet with excellent capital access

Attractive valuation with a significant opportunity for growth



HUDSON PACIFIC PROPERTIES

Executive Team With Deep Real Estate and Public Company Experience



Victor J. Coleman
Chairman & CEO

Founded Hudson Capital in 2006 and served as Managing Partner.

Formerly Co-Founder, President, COO and Director at Arden Realty. Sold to GE.



Mark T. Lammas
COO & CFO

Joined in 2009 as CFO.

Formerly EVP, SVP and General Counsel at Maguire Properties, Inc.



Alexander Vouvalides
CIO

Joined in 2009. Prior roles as SVP, Acquisitions and VP, Asset Management.

Formerly with Credit Suisse.



Christopher Barton
EVP, Development & Capital Investments

Joined in 2006. Prior roles as SVP and VP, Construction & Development.

Formerly with Arden Realty and Beers-Skanska Construction.



Josh Hatfield
EVP, Operations

Joined in 2014. Prior roles as SVP, Operations and SVP, Northern California.

Formerly held senior positions at GE Capital Real Estate.



Arthur Suazo
EVP, Leasing

Joined in 2010. Prior roles as SVP, VP and Director of Leasing.

Formerly with Cushman & Wakefield and Savills Studley.



Kay Tidwell
EVP, General Counsel

Joined in 2010.

Formerly an attorney with Latham & Watkins LLP.



Laura Campbell
SVP, Investor Relations & Marketing

Joined in 2014. Prior roles as VP and Director of Investor Relations.

Formerly with Beal Private Capital and CIM Group.



Gary Hansel
SVP, Southern California

Joined in 2014.

Formerly SVP, Operations at GE/Arden Realty.



Drew Gordon
SVP, Northern California

Joined in 2011 as SVP, Northern California. Prior role as SVP, Pacific Northwest.

Formerly EVP and CIO at Venture Corporation.



Andrew Wattula
SVP, Pacific Northwest

Joined in 2017.

Formerly Managing Director with Beacon Partners.



Bill Humphrey
SVP, Sunset Studios

Joined in 2014.

Formerly SVP at Point 360 and Principal and Founder at Water Clock Media.

Appendix:

Definitions, Calculations & Reconciliations








EMC^2

Expanded Definitions

NOI: NET OPERATING INCOME

NOI is not a measure of operating results or cash flows from operating activities as measured by generally accepted accounting principles in the United States ("GAAP"), and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because, when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective not immediately apparent from income from continuing operations. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI excludes corporate general and administrative expenses, depreciation and amortization, impairments, gain/loss on sale of real estate, interest expense, acquisition-related expenses and other non-operating items. NOI on a cash basis is NOI on a GAAP basis, adjusted to exclude the effect of straight-line rent and adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses.

FFO: FUNDS FROM OPERATIONS

Total Funds From Operations ("FFO"): Funds From Operations before non-controlling interest ("FFO") is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures. The calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cost bonuses for certain employees. However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

TOTAL CAPITALIZATION

Total capitalization represents the sum of total debt, Series A preferred units, Series B preferred stock and the aggregate market value of outstanding common equity as of the applicable date assuming that each partnership unit owned by a third party has a market value equal to one share of common stock (including unvested restricted shares).

Value Creation Calculations

REDEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
3401 Exposition	63,376	$37.4	5%	$2.6	$52.1	$14.7	7.0%
Element LA	284,037	190.6	5%	15.6	311.6	120.9	8.2%
12655 Jefferson	100,756	60.1	5%	4.4	88.0	27.9	7.3%
275 Brannan	54,673	16.7	5%	2.5	50.9	34.2	15.3%
Fourth & Traction	120,937	106.4	5%	6.4	128.1	21.7	6.0%
Total	623,779	$411.2		$31.5	$630.6	$219.5	7.7%

DEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
Technicolor	114,958	$52.6	5%	$4.8	$96.4	$43.8	9.2%
ICON	325,757	$145.9	5%	$14.9	$298.2	$152.3	10.2%

1) Square footage for office properties as determined by management based on estimated leasable square feet, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land assets represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 2) Project costs exclude interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1, personnel costs capitalized in accordance with ASC 970-360-25 and operating expenses capitalized in accordance with ASC 970-340. (3) Estimated stabilized yield on project costs is calculated as the quotient of the estimated amounts of NOI and our investment in the property once the project has reached stabilization and initial rental concessions, if any, have elapsed. Our estimated initial stabilized yield excludes the impact of leverage. Our cash rents related to our value-creation projects are expected to increase over time and our average cash yields are expected, in general, to be greater than our estimated stabilized yields on a cash basis.

HUDSON PACIFIC PROPERTIES

Cash / GAAP Reconciliations

UNDEPRECIATED REAL ESTATE ASSETS	Q210	Q211	Q212	Q213	Q214	Q215	Q216	Q217	Q218
Investment in real estate, at cost	$509,378	$868,882	$1,166,561	$1,605,597	$2,127,351	$5,909,672	$5,747,717	$6,837,407	$6,418,882
plus : Real estate held for sale	-	-	-	61,656	13,963	-	51,672	-	211,041
plus: Investment in unconsolidated entities	-	-	-	-	-	-	28,237	15,377	14,435
plus : Deferred leasing costs and lease intangibles, net	22,288	77,031	77,784	88,893	107,919	381,370	293,191	282,272	236,582
less : Lease intangible liabilities, net	(12,259)	(19,082)	(30,100)	(35,216)	(44,806)	(125,795)	(77,841)	(66,438)	(41,729)
plus : Notes receivable	-	-	-	-	-	28,476	-	-	-
Undepreciated real estate assets	$519,407	$926,831	$1,214,245	$1,720,930	$2,204,427	$6,193,723	$6,042,976	$7,068,618	$6,839,211

NET & TOTAL DEBT	Q210	Q211	Q212	Q213	Q214	Q215	Q216	Q217	Q218
Notes payable	$94,020	$275,002	$350,332	$637,118	$852,524	$2,119,157	$2,358,029	$2,616,568	$2,380,652
less : Unamortized loan premium, net	280	(115)	(1,583)	(6,494)	(4,186)	(2,183)	-	-	-
less : Cash and cash equivalents	(84,509)	(86,893)	(102,525)	(96,330)	(32,797)	(40,327)	(337,400)	(73,242)	(57,515)
Net Debt	$9,791	$187,994	$246,224	$534,294	$815,541	$2,076,647	$2,020,629	$2,543,326	$2,323,137
Secured debt	$94,300	$274,887	$348,749	$630,624	$768,338	$621,974	$583,029	$681,568	$365,652
Unsecured debt	$-	$-	$-	$-	$80,000	$1,495,000	$1,775,000	$1,935,000	$2,015,000
Total debt	$94,300	$274,887	$348,749	$630,624	$848,338	$2,116,974	$2,358,029	$2,616,568	$2,380,652

HUDSON PACIFIC PROPERTIES

Cash / GAAP Reconciliations (Cont.)

STUDIO SAME-STORE CASH NET OPERATING INCOME				
	Twelve Months Ended		Six Months Ended	
	12/31/17	12/31/10	6/30/18	6/30/17
Net income (loss)	$94,561	$(2,682)	$72,254	$31,107
Adjustments:				
Interest expense	90,037	8,831	39,834	43,625
Interest income	(97)	(59)	(75)	(46)
Unrealized loss (gain) on ineffective portion of derivative instruments	70	(347)	-	45
Unrealized gain on non-real estate investment	-	-	(928)	-
Transaction-related expenses	598	4,273	118	-
Other (income) expense	(2,992)	192	(723)	(1,254)
Gains on sale of real estate	(45,574)	-	(39,602)	(16,866)
Income from operations	$136,603	$10,208	$70,878	$56,611
Adjustments:				
General and administrative	54,459	4,493	31,767	28,316
Depreciation and amortization	283,570	15,912	121,259	146,182
Office NOI	(448,237)	(16,291)	(207,902)	(220,246)
Non-same-store studio NOI	(4,283)	-	(4,117)	(1,307)
Same-store studio NOI adjustments	247	-	(306)	(119)
Studio same-store cash NOI	$22,359	$14,322	$11,579	$9,437

HUDSON PACIFIC PROPERTIES

Cash / GAAP Reconciliations (Cont.)

FUNDS FROM OPERATIONS (FFO)		
	Twelve Months Ended	
	12/31/17	12/31/12
Net income (loss)	$94,561	$(5,006)
Adjustments:		
Depreciation and amortization of real estate assets	281,773	57,024
Gains on sale of real estate	(45,574)	-
FFO attributable to non-controlling interests	(24,068)	(17)
Net income attributable to preferred stock and units	(636)	(12,924)
FFO to common shareholders and unit holders	306,056	39,077
Specified items impacting FFO:		
Transaction-related expenses	598	1,051
One-time property tax expenses	-	918
One-time debt extinguishment costs	1,114	-
Unrealized gain on non-real estate investment	-	-
FFO (excluding specified items) per common stock/unit - diluted	$307,768	$41,046

HUDSON PACIFIC PROPERTIES

Contact:

Laura Campbell

SVP, Investor Relations & Marketing

(310) 622-1702

lcampbell@hudsonppi.com